UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2008

Federal Home Loan Bank of New York
 (Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51397	136400946
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, Floor 5, New York, New York	10178-0599
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-441-6616

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 31, 2008, the Federal Home Loan Bank of New York (“FHLBNY”) issued a President’s Report which included certain information about financial results for the quarter and year ended December 31, 2007. The President’s Report is attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

On January 31, 2008, the FHLBNY issued a President’s Report which included additional dividend history for the FHLBNY. The President’s Report is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
99.1	FHLBNY President’s Report, dated January 31, 2008, announcing certain financial results for the quarter and year ended December 31, 2007 and additional dividend history for the FHLBNY.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of New York

Date: February 1, 2008

By: /s/ Patrick A. Morgan
Name: Patrick A. Morgan
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	FHLBNY President’s Report, dated January 31, 2008, announcing certain financial results for the quarter and year ended December 31, 2007 and additional dividend history for the FHLBNY.